                                 SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement              [_]  CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   By RULE 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        STRATEGIC SOLUTIONS GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          --ENTER COMPANY NAME HERE--
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                        STRATEGIC SOLUTIONS GROUP, INC.
                         1598 WHITEHALL ROAD, SUITE E
                           ANNAPOLIS, MARYLAND 21401
                              ___________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ___________________


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Strategic Solutions Group, Inc. will be held at the office of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland, on Tuesday, August 21, 2001 at 10:00 A.M. for the following purposes:

     1.   To elect two (2) Class III Directors.

     2.   To approve the Strategic Solutions Group, Inc. 2001 Stock Incentive
          Plan.

     3. To approve the appointment of Grant Thornton L.L.P. as auditors for the fiscal year 2001.

     4. To transact such other business as may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on July 2, 2001 are entitled to notice of and to vote at said meeting and any adjournments thereof.

                                        By order of the Board of Directors,

                                        /s/ Barbara A. Seubott
                                        ----------------------------------------
                                        Barbara A. Seubott
                                        Secretary

July 13, 2001
Annapolis, Maryland

_______________________________________________________________________________
If you do not expect to be present at the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope.

                        STRATEGIC SOLUTIONS GROUP, INC.
                         1598 WHITEHALL ROAD, SUITE E
                           ANNAPOLIS, MARYLAND 21401
                             _____________________

                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                                August 21, 2001


                              GENERAL INFORMATION

     The accompanying proxy is being solicited by the management of Strategic Solutions Group, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (hereinafter referred to as the "Meeting") to be held at the office of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland, on Tuesday, August 21, 2001 at 10:00 A.M.

     This Proxy Statement and the accompanying form of proxy are being first mailed or given to the holders of the Company's Common Stock on or about July 13, 2001.

     At the Meeting, Stockholders of the Company will vote upon: (1) the election of two Class III Directors; (2) the approval of the Strategic Solutions Group, Inc. 2001 Stock Incentive Plan; (3) the appointment of Grant Thornton L.L.P. as auditors for the fiscal year 2001; and (4) such other business as may properly come before the meeting and all adjournments thereof, including such matters as may be duly proposed by Stockholders. The Board of Directors is not aware of any Stockholder proposals that may be presented at the meeting.

VOTING RIGHTS AND VOTES REQUIRED

     Only holders of record of the Company's shares of common stock, par value $.0001 per share (the "Common Stock") at the close of business on July 2, 2001 are entitled to receive notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on July 2, 2001, there were 9,004,688 shares of Common Stock issued and outstanding.

     A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Meeting in order to constitute a quorum for the transaction of business. The record holder of each share of Common Stock entitled to vote at the Meeting will have one vote for each matter considered. Abstentions and Broker non-votes are not counted in determining the number of shares voted for or against a proposal, but are counted in determining the presence of a quorum.

     The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Meeting in person or by proxy, and entitled to vote thereat, will be required to elect the nominees as Class III Directors. The affirmative vote of the holders of the majority of shares present in person or represented by proxy at the meeting will be required to approve the Strategic Solutions Group, Inc. 2001 Stock Incentive Plan and the appointment of Grant Thornton L.L.P. as auditors for 2001, to transact such other business as may properly come before the meeting, and to adopt any Stockholder proposal presented at the Meeting.

VOTING OF PROXIES

     Proxies received in proper form by the Board of Directors of the Company will be voted at the Meeting, and any adjournment thereof, as instructed therein by the Stockholders executing such proxies, or if no instructions are given, then such proxies will be voted: FOR the election of the nominees as Class III Directors; FOR the approval of the Strategic Solutions Group, Inc. 2001 Stock Incentive Plan; FOR the approval of the appointment of Grant Thornton L.L.P. as auditors; and in the discretion of persons named in the proxy, on all other matters properly presented at the meeting.

REVOCATION OF PROXIES

     A Stockholder who has given a proxy pursuant to this solicitation may revoke it at any time prior to its exercise at the Meeting. A proxy may be revoked by filing with the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, a written revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting the shares of Common Stock covered by the Proxy.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies from the Company's Stockholders will be borne by the Company. Solicitation will be primarily by mail. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, telephone or telegram by the directors, officers, employees and agents of the Company. Upon request, the Company will reimburse brokers, nominees, fiduciaries, and custodians for reasonable expenses incurred by them in forwarding proxy material to the beneficial owners of the Company's Common Stock.

                                PROPOSAL NO. 1
                        ELECTION OF CLASS III DIRECTORS

     The Company's Certificate of Incorporation and Bylaws, as amended, divide the Company's directors into three classes designated as Class I, Class II and Class III, that serve staggered three-year terms that expire at the annual meeting of the Stockholders in the final year of the term. Each class consists, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Directors serve for their term and until their successors are duly elected, or until their earlier resignation, removal from office, or death. The remaining directors may fill any vacancies in the Board of Directors for an unexpired term.

     The Company had five directors throughout the year 2000 and until March 2001, when three directors (A. David Rossin, Nagesh S. Mhatre and John C. Morgenstern) resigned for personal reasons. Kevin Idso, Thomas Stone and Timothy Byrne were elected to fill the vacancies.

     There are presently five directors serving on the Board. John J. Cadigan and Kevin E. Idso are designated as Class III directors and their terms expire at the Meeting. Ernst A. Wagner and Timothy Byrne are designated as Class I directors and their terms expire in 2002. Thomas Stone is designated as Class II director and his term expires in 2003.

     The following table provides information concerning the nominees and each continuing director, the principal occupation or employment of each nominee and continuing director during the previous five (5) years and the year in which each nominee and continuing director initially became a director of the Company.

                                    Position with Company and Principal Occupation or
    Name                                    Employment during Past Five Years                                   Director Since
------------------------------------------------------------------------------------------------------------------------------------
                                 NOMINEES FOR CLASS III DIRECTOR - TERM EXPIRES 2001

John J. Cadigan                  Chief Executive Officer, Corporate Secretary and                                       1991
Age:  70                         Treasurer of the Company from 1991 to October 2000, and
                                 Director and Chairman of the Company from 1991 to
                                 present.  Prior to joining the Company, Mr. Cadigan was
                                 Chairman of Pacific Animated Imaging, Inc. from its
                                 inception in May 1989 until its merger with Trans Am
                                 Capital Corp. in February 1991.

Kevin E. Idso                    Vice President of Research and Development of the                                      2001
Age: 38                          Company from March 1997 to present and an officer of
                                 the Company from January 2000 to present.  Prior to
                                 that, Mr. Idso was employed by the Company as Director
                                 of Research &Development from 1994 to 1997 and as a
                                 senior programmer from 1989 to 1994.


                                 CONTINUING CLASS I DIRECTORS - TERM EXPIRES 2002

Ernest A. Wagner                 President and Chief Operating Officer of the Company                                   2000
Age:  39                         from January 2000 to present.  Prior to that, Mr.
                                 Wagner was employed by the Company as President of the
                                 Company's Multimedia Division from 1998 to 2000, as
                                 Vice President of the Company's Multimedia Division,
                                 from 1997 to 1998 and employed in various positions
                                 with the Company from 1994 to 1998.

Timothy Byrne                    President and Chief Executive Officer, U.S. Lime and                                   2001
Age:  43                         Minerals, Inc. from 2000 to present.  From 1998 to
                                 2000, Mr. Byrne was employed as President of Rainmaker
                                 Interactive.  Prior to that, from 1990 to 1998, Mr.
                                 Byrne was employed by U.S. Lime and Minerals, Inc. in
                                 various positions, including President, Chief Executive
                                 Officer, Chief Financial Officer and Senior vice
                                 President.


                                 CONTINUING CLASS II DIRECTORS - TERM EXPIRES 2003

Thomas Stone                     President, Varsity Heavy Duty from 1999 to present.                                    2001
Age:  40                         Prior to that, from 1991 to 1998, Mr. Stone was
                                 employed by Stone Heavy Duty in various positions,
                                 including Vice President, General Manager and Secretary
                                 and also served as director.

Meetings of the Board of Directors and Standing Committees

     During 2000, the Board of Directors held six (6) meetings.

     The Company has three (3) standing committees, the Executive Committee, the Compensation Committee, and the Audit Committee. The members of the Executive Committee are John J. Cadigan, Thomas Stone and Timothy Byrne. The members of the Compensation Committee are John J. Cadigan, Thomas Stone, and Timothy Byrne. The two positions on the Audit Committee are currently vacant. Members of committees serve until the next annual election and until their successors are fully elected and shall qualify until their earlier death, resignation or removal. The Executive Committee has the power and authority to act on behalf of the Board of Directors in between meetings of the Board of Directors. The Compensation Committee has the power and authority to designate, recommend and/or review compensation of the Company's key management personnel and administration of the Company's employee stock option plans. The Audit Committee has the power and authority to select the independent certified public accountant, review external and internal auditing procedures and policies, review compensation paid to auditors and make recommendations and/or implement changes with respect to the foregoing. All directors attended at least 75% of the meetings of the Board. No meetings of the Executive Committee, Compensation Committee and the Audit Committee were held during 2000.

Directors' Compensation

     On May 8, 2001, the Board of Directors changed the manner in which non-employee directors will be compensated. Going forward, each non-employee director will be paid $1,000.00 for each quarter of the Company's fiscal year, irrespective of the number of meetings attended by the non-employee director, and each newly elected non-employee director will receive a grant of stock options vesting over a period of three years and exercisable into shares of Common Stock equal to the lesser of (i) 100,000, or (ii) $20,000 divided by the exercise price per share. The exercise price per share of these options will either be the closing price per share on the grant date or the average closing price per share during the 30-day period immediately preceding the trading date, as determined by the Board of Directors in its discretion. The Company will continue to reimburse directors for out-of-pocket expenditures incurred in attending or otherwise participating in board or committee meetings.

     The Company has certain nonqualified stock option plans (the "NQSOPs") that may be used to grant options to directors. On June 7, 2001, the Board of Directors approved termination of the NQSOPs and adoption of the Company's 2001 Stock Incentive Plan, subject to approval of the Stockholders at the Meeting. While the NQSOPs and the 2001 Stock Incentive Plan do not provide for an automatic annual grant to the directors, our directors may be granted options pursuant to these plans. No options were granted to the directors of the Company under the NQSOPs during the year ended December 31, 2000.

     The Company has no other arrangements regarding compensation for services as a director.

Executive Compensation

     The following table shows the compensation paid or accrued by the Company or its subsidiaries for the fiscal years ended December 31, 2000, 1999 and 1998 to or for the account of the Chief Executive Officer and Chief Operating Officer. No other executive officer of the Company received an annual salary and bonus in excess of $100,000.

                                       Annual Compensation                          Long Term Compensation
                                                                              Restricted
        Name and Principal                                 Other Annual         Stock       Options/      LTIP        All other
        Position             Year    Salary     Bonus      Compensation        Award(s)       SARs       Payouts    Compensation
       ---------             ----  -----------  -----      ------------        --------       ----       -------    -------------
       John J. Cadigan,      2000  $ 82,376/(1)/  $0         $     0              0                0        0            $0
       Chief Executive
       Officer &             1999  $100,000       $0         $17,798/(2)/         0          575,000        0            $0
       Chairman of the
       Board                 1998  $100,000       $0         $19,330/(2)/         0                0        0            $0

       Ernest A.             2000  $129,355/(3)/  $0         $     0              0                0        0            $0
       Wagner, Chief
       Operating             1999  $ 91,921       $0         $     0              0          200,000        0            $0
       Officer &
       Director              1998  $ 94,344       $0         $     0              0                0        0            $0

          /(1)/ Mr. Cadigan retired as Chief Executive Officer in October 2000. /(2)/ Includes $15,000 contribution towards a Split Dollar Plan
                 Agreement under which the Company made payments on a whole life insurance policy on the life of Mr. Cadigan.
          /(3)/ Includes $20,000, earned in year 2000, of compensation that was satisfied by the issuance of 200,000 shares of the Company's Common Stock to Mr. Wagner.

Option Grants in 2000

          No options or SARs were granted to the above named executive officers of the Company during the year ended December 31, 2000.

Option Exercises and Fiscal Year End Values

          The following table provides information as to the unexercised options to purchase the Company's Common Stock granted in prior fiscal years to the named officers and the value of said options held by them as of the end of the year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                               Shares                        Number of Securities Underlying            Value of Unexercised
                            Acquired on        Value             Unexercised Options/SARs           In-The-Money Options/SARs at
         Name                 Exercise        Realized              at Fiscal Year End                   Fiscal Year End/1)/
         ----                 --------        --------              ------------------                   ------------------
                                                             Exercisable       Unexercisable         Exercisable    Unexercisable
                                                             -----------       -------------         -----------    -------------
         John J. Cadigan         ---            ---            755,240                  0                 $0             $0
         Ernest A. Wagner        ---            ---            111,428            120,000                 $0             $0

/(1)/ Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Company's Common Stock on December 31, 2000 was $0.08, based on the closing sales price on the NASD OTC Bulletin Board on December 31, 2000.

Employment Agreements

          No officers are currently covered by employment agreements.

Security Ownership Of Certain Beneficial Owners And Management

     The following table presents certain information regarding the beneficial ownership of the Company's Common Stock as of June 11, 2001 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company (one of whom is also the chief operating officer of the Company) and (iii) all directors and executive officers as a group. As of June 11, 2001, there were 8,988,696 shares of Common Stock issued and outstanding.

                                                                         Amount and Nature of
                         Name of Beneficial Owner                      Beneficial Ownership/(1)/        Percent of Class/(2)/
                         ------------------------                      -------------------------        ---------------------
               Principal Stockholder other than
               --------------------------------
               Executive Officers and Directors:
               ---------------------------------

               Michael Damas                                                     1,250,000                        13.9%
                   1A Chester Plaza
                   Chester, Maryland 21619

               Executive Officers and Directors:
               ---------------------------------

               Thomas Stone                                                      4,487,069/(3)/                   35.3%

               John J. Cadigan                                                   1,555,525/(4)/                   14.9%

               Ernest A. Wagner                                                    951,428/(5)/                    9.87%

               Kevin E. Idso                                                        78,000/(6)/                      *

               Timothy W. Byrne                                                     25,000/(7)/                      *

               All directors and executive officers as a group
               (6 Persons)                                                         7,109,022                         79%

*      Does not exceed one percent.
/(1)/ Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by such persons.
/(2)/ In accordance with the rules of the SEC, each beneficial owner's percentage ownership assumes the exercise or conversion of all options, warrants, other convertible securities and other rights that are (i) held by such person and (ii) exercisable or convertible within 60 days after June 11, 2001.
/(3)/  Includes (i) 3,362,069 shares issuable upon conversion of debentures,
       (ii) 250,000 shares issuable upon exercise of a warrant, and (iii) 125,000 shares issuable upon exercise of stock options.
/(4)/ Includes (i) 285 shares owned by Mr. Cadigan's wife, (ii) 500,000 shares issuable upon conversion of debentures, and (iii) 955,240 shares issuable upon exercise of options.
/(5)/ Includes (i) 500,000 shares issuable upon conversion of debentures, (ii) 111,428 shares issuable upon exercise of options, and (iii) 40,000 shares issuable upon exercise of options that become exercisable on July 15, 2001.
/(6)/ Includes (i) 54,000 shares issuable upon exercise of options, and (ii) 15,000 shares issuable upon exercise of options that become exercisable on July 15, 2001.
/(7)/  Includes 25,000 shares issuable upon exercise of options.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of such Common Stock. Directors, executive officers and beneficial owners of more than 10% of the Common Stock are required by Commission rules to furnish the Company with copies of all such reports. To our knowledge, based solely upon a review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our Directors and executive officers have been complied with.

                                PROPOSAL NO. 2
                  APPROVAL OF STRATEGIC SOLUTIONS GROUP, INC.
                           2001 STOCK INCENTIVE PLAN

     As of June 7, 2001, the Board of Directors approved termination of all of the Company's existing stock option plans and setting aside of the shares which have either not been issued or have not been reserved for issuance for unexercised and unexpired options under the old plans for use in the Company's 2001 Stock Incentive Plan (the "Stock Incentive Plan"), the full text of which is set forth as Exhibit A hereto.
                ---------

     The Stock Incentive Plan provides the Company with increased flexibility to grant equity-based compensation to certain employees of the Company or an affiliate for the purpose of giving them a proprietary interest in the Company and providing the Company with a means to attract and retain key personnel. The Board of Directors has approved and seeks stockholder approval of the Stock Incentive Plan. The Board of Directors has reserved 761,081 shares of Common Stock for issuance pursuant to awards that may be made under the Stock Incentive Plan, subject to adjustment as provided therein.

     The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

Administration

     Awards under the Stock Incentive Plan will be determined by a committee of the Board of Directors (the "Committee"), the members of which are selected by the Board of Directors.

Awards

     The Stock Incentive Plan permits the Committee to make awards of shares of Common Stock and awards of derivative securities related to the value of the Common Stock. These discretionary awards may be made on an individual basis, or pursuant to a program approved by the Committee for the benefit of a group of eligible persons.

     The Stock Incentive Plan permits the Committee to make awards of a variety of equity-based incentives, including stock awards, options to purchase shares of Common Stock, stock appreciation rights, phantom shares, dividend equivalent rights and similar rights (together, "Stock Incentives").

     The number of shares of Common Stock as to which a Stock Incentive is granted and to whom any Stock Incentive is granted shall be determined by the Committee, subject to the provisions of the Stock Incentive Plan. Stock Incentives issuable may be made exercisable or settled at such prices and may be made terminable under such terms as are established by the Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan.

     The Committee may, but is not required to, make the vesting or payment of a Stock Incentive subject to the achievement of any of the performance goals listed below during a specified period:

     (i) earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;
     (ii) operating cash flow and/or growth in operating cash flow in relation to target objectives;
     (iii)  cash available in relation to target objectives;
     (iv) net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;
     (v)    revenue and/or growth in revenue in relation to target objectives;
     (vi) total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives;
     (vii)  return on invested capital in relation to target objectives;
     (viii) return on shareholder equity in relation to target objectives;
     (ix)   return on assets in relation to target objectives; and
     (x)    return on common book equity in relation to target objectives.

The Committee may modify the performance goals previously established with respect to a particular grant of a Stock Incentive as a result of a change in the business, operations, corporate structure, or capital structure of the Company or other similar events, except where such action would result in the loss of a tax deduction to the company pursuant to Section 162(m) of the Internal Revenue Code.

     The maximum number of shares of Common Stock with respect to which options or stock appreciation rights may be granted during any calendar year as to any eligible recipient shall not exceed 761,081, to the extent required by Section 162(m) of the Internal Revenue Code for the grant to qualify as qualified performance-based compensation.

     Stock Incentives generally shall not be transferable or assignable during a holder's lifetime.

Options

     Options may be made exercisable at a price equal to, less than or more than the fair market value of the Common Stock on the date that the option is awarded, based upon an average fair market value of the Common Stock at the time the option is awarded or at the time the option is exercised, or based upon any other reasonable measure of fair market value. The Committee shall determine the fair market value of Common Stock until such time as the Common Stock is publicly traded.

     The Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of Common Stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld. The Stock Incentive Plan permits the grant of both incentive and non-qualified stock options.

     Non-Employee Director Option Grants. Each director of the Company who is not an employee of the Company will receive a grant of a nonqualified option upon his initial election or appointment as a director. The option will be for a number of shares of common stock equal to the lesser of (a) 100,000, or (b) $20,000 divided by the exercise price per share. The exercise price per share of these options will either be the closing price per share on the grant date or the average closing price per share during the 30-day period immediately preceding the trading date, as determined by the Board of Directors in its discretion. The Committee may grant other Stock Incentives to such directors.

Stock Appreciation Rights

     Stock appreciation rights may be granted separately or in connection with another Stock Incentive, and the Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of Common Stock or in cash, according to terms established by the Committee with respect to any particular award.

Stock Awards

     The Committee may grant shares of Common Stock to a participant, subject to such restrictions and conditions, if any, as the Committee shall determine.

Other Stock Incentives

     Dividend equivalent rights, performance units and phantom shares may be granted in such numbers or units and may be subject to such conditions or restrictions as the Committee shall determine and shall be payable in cash or shares of Common Stock, as the Committee may determine.

     The terms of particular Stock Incentives may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to the Company and any affiliate, upon a specified date, or upon the holder's death or disability. Stock Incentives may also include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Committee's discretion, Stock Incentives that are held by an employee who suffers a termination of employment may be cancelled, accelerated, paid or continued, subject to the terms of the applicable Stock Incentive agreement and to the provisions of the Stock Incentive Plan.

Recapitalizations and Reorganizations

     The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of Stock Incentives or to which a Stock Incentive is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of the Company or similar event effected without receipt of consideration by the Company.

     In the event of certain corporate reorganizations, Stock Incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided such adjustment is not inconsistent with the express terms of the Stock Incentive Plan or the applicable Stock Incentive agreement.

Amendment or Termination

     Although the Stock Incentive Plan may be amended by the Board of Directors without shareholder approval, the Board of Directors also may condition any such amendment upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws.

Tax Consequences

     The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

     Non-Qualified Options. A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock, and the Company will then be entitled to a corresponding deduction.

     Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

     Incentive Stock Options. A participant who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and the Company will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

     Exercise of an incentive option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

     Other Stock Incentives. A participant will not recognize income upon the grant of a stock appreciation right, dividend equivalent right, performance unit award or phantom share ("Equity Incentives"). Generally, at the time a participant receives payment under any Equity Incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, and the Company will then be entitled to a corresponding deduction.

     A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Internal Revenue Code. However, when the shares of Common Stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and the Company also will be entitled to a corresponding deduction at that time.

     The Stock Incentive Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986.

Voting Required for Approval

     The affirmative vote of a majority of the outstanding shares of the Common Stock represented at a meeting at which a quorum is present is required for approval of the Stock Incentive Plan. The Board of Directors has Approved the Stock Incentive Plan and believes it is advisable and in the best interest of the Company and the Stockholders to adopt such plan.

     The Board of Directors unanimously recommends that the Stockholders vote FOR approval of this proposal.

                                PROPOSAL NO. 3
                       APPOINTMENT OF AUDITORS FOR 2001

     Grant Thornton LLP, Certified Public Accountants, served as Strategic Solutions independent auditors for the 2000 fiscal year. Strategic Solutions has been advised by Grant Thornton LLP that none of its members have any financial interest in the corporation. In addition to performing customary audit services, Grant Thornton LLP assisted the corporation with assistance in connection with regulatory matters, charging Strategic Solutions for such services at its customary hourly billing rates. These non-audit services were approved by the corporation's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the corporation's Board of Directors that there was no effect on the independence of the auditors.

     Fees for the last annual audit and SAS 71 quarterly reviews totaled $46,440. All other fees totaled $842.

     The Board of Directors, subject to the approval of the Stockholders, appointed Grant Thornton L.L.P., as independent certified public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the year ending December 31, 2001. A representative of Grant Thornton L.L.P. is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires. Such representative will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, present at the meeting in person or by proxy, is required for the adoption of this proposal. Unless otherwise directed, proxies will be voted "FOR" approval of this proposal.

     The Board of Directors recommends to the Stockholders that they vote FOR the proposal to approve the appointment of Grant Thornton L.L.P. as independent certified public accountants for 2001.


                       PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals for the 2002 Annual Meeting must be received at the principal executive offices of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland 21401, no later than March 16, 2002, for inclusion in the 2002 Proxy Statement.

                                 OTHER MATTERS

     At the time of preparation of this proxy statement, the Board of Directors is not aware of any matter, except as aforementioned, that will be presented at the meeting. However, if any other business should properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting said proxy.

     A copy of the 2000 Annual Report of the Company is being mailed to Stockholders together with this Notice and Proxy Statement. The Annual Report contains consolidated financial statements for the Company and its subsidiaries and the report thereon of Grant Thornton, L.L.P., the Company's former independent certified public accountants.

     The Company will provide, upon request, a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission. Any such request should be in writing and addressed to the Company at 1598 Whitehall Road, Suite E, Annapolis, Maryland 21401 attention:
Barbara Seubott, Secretary.


                                   From the Board of Directors,


                                   /s/ Barbara A. Seubott
                                   ----------------------
Annapolis, Maryland                Barbara A. Seubott,
                                   Secretary

                                   EXHIBIT A


                        STRATEGIC SOLUTIONS GROUP, INC.
                           2001 INCENTIVE STOCK PLAN

                        STRATEGIC SOLUTIONS GROUP, INC.
                           2001 INCENTIVE STOCK PLAN


                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
SECTION 1.  DEFINITIONS...................................................   1
      1.1     Definitions.................................................   1
              -----------


SECTION 2   THE STOCK INCENTIVE PLAN......................................   4
      2.1     Purpose of the Plan.........................................   4
              -------------------
      2.2     Stock Subject to the Plan...................................   5
              -------------------------
      2.3     Administration of the Plan..................................   5
              --------------------------
      2.4     Eligibility and Limits......................................   5
              ----------------------
      2.5     Non-Employee Director Stock Option Grants...................   5


SECTION 3   TERMS OF STOCK INCENTIVES.....................................   5
      3.1     Terms and Conditions of All Stock Incentives................   5
      3.2     Terms and Conditions of Options.............................   6
              -------------------------------
              (a)    Option Price.........................................   7
                     ------------
              (b)    Option Term..........................................   7
                     -----------
              (c)    Payment..............................................   7
                     -------
              (d)    Conditions to the Exercise of an Option..............   7
              (e)    Termination of Incentive Stock Option................   8
                     -------------------------------------
              (f)    Special Provisions for Certain Substitute Options....   8
      3.3     Terms and Conditions of Stock Appreciation Rights...........   8
              (a)    Settlement...........................................   8
                     ----------
              (b)    Conditions to Exercise...............................   8
                     ----------------------
      3.4     Terms and Conditions of Stock Awards........................   8
              ------------------------------------
      3.5     Terms and Conditions of Dividend Equivalent Rights..........   9
              (a)    Payment..............................................   9
                     -------
              (b)    Conditions to Payment................................   9
                     ---------------------
      3.6     Terms and Conditions of Performance Unit Awards.............   9
              (a)    Payment..............................................   9
                     -------
              (b)    Conditions to Payment................................   9
                     ---------------------
      3.7     Terms and Conditions of Phantom Shares......................   9
              --------------------------------------
              (a)    Payment..............................................  10
                     -------
              (b)    Conditions to Payment................................  10
                     ---------------------
      3.8     Treatment of Awards Upon Termination of Employment..........  10


SECTION 4   RESTRICTIONS ON STOCK.........................................  10
      4.1     Escrow of Shares............................................  10
              ----------------
      4.2     Restrictions on Transfer....................................  10
              ------------------------


SECTION 5   GENERAL PROVISIONS............................................  11
      5.1     Withholding.................................................  11
              -----------
      5.2     Changes in Capitalization; Merger; Liquidation..............  11
      5.3     Cash Awards.................................................  12
              -----------
      5.4     Compliance with Code........................................  12
              --------------------
      5.5     Right to Terminate Employment...............................  12
              -----------------------------
      5.6     Non-Alienation of Benefits..................................  12
              --------------------------

      5.7     Restrictions on Delivery and Sale of Shares; Legends........  12
      5.8     Listing and Legal Compliance................................  13
              ----------------------------
      5.9     Termination and Amendment of the Plan.......................  13
              -------------------------------------
      5.10    Stockholder Approval........................................  13
              --------------------
      5.11    Choice of Law...............................................  13
              -------------
      5.12    Effective Date of Plan......................................  13
              ----------------------

                        STRATEGIC SOLUTIONS GROUP, INC.
                           2001 STOCK INCENTIVE PLAN


                            SECTION I. DEFINITIONS

     1.1  Definitions.   Whenever used herein, the masculine pronoun will be
          -----------
deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

                         (a)  "Affiliate" means:
                               ---------

                    (1)  Any Subsidiary or Parent,

                    (2) An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company, or

                    (3) Any entity in which the Company has such a significant interest that the Company determines it should be deemed an "Affiliate", as determined in the sole discretion of the Company.

                         (b)  "Board of Directors" means the board of directors
                               ------------------
                    of the Company.

                         (c)  "Code" means the Internal Revenue Code of 1986,
                               ----
                    as amended.

                         (d)  "Committee" means the committee appointed by the
                               ---------
                    Board of Directors to administer the Plan. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of at least two members of the Board of Directors who are both "outside directors" as defined in Treas. Reg. (S) 1.162-27(e) as promulgated by the Internal Revenue Service and "non-employee directors" as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act. If the Committee has not been appointed, the Board of Directors in their entirety shall constitute the Committee.

                         (e)  "Company" means Strategic Solutions Group, Inc.,
                               -------
                    a Delaware corporation.

                         (f)  "Disability" has the same meaning as provided in
                               ----------
                    the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code
                    Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

                         (g)  "Dividend Equivalent Rights" means certain rights
                               --------------------------
                    to receive cash payments as described in Section 3.5.

                         (h)  "Exchange Act" means the Securities Exchange Act
                               ------------
                    of 1934, as amended from time to time.

                         (i)  "Fair Market Value" with regard to a date means:
                               -----------------

                              (1) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market or the OTC Bulletin Board.

                              (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or the OTC Bulletin Board, or if not so reported, by a generally accepted reporting service.

                              (3)  if Stock is not publicly traded, as
                         determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

     For purposes of Paragraphs (1), (2), or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

                         (j)  "Incentive Stock Option" means an incentive stock
                               ----------------------
                    option within the meaning of Section 422 of the Internal Revenue Code.

                         (k)  "Option" means a Non-Qualified Stock Option or
                               ------
                    an Incentive Stock Option.

                         (l)  "Over 10% Owner" means an individual who at the
                               --------------
                    time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

                         (m)  "Non-Qualified Stock Option" means a stock option
                               --------------------------
                    that is not an Incentive Stock Option.

                         (n)  "Parent" means any corporation (other than the
                               ------
                    Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations and rulings thereunder.

                         (o)  "Participant" means an individual who receives a
                               -----------
                    Stock Incentive hereunder.

                         (p)  "Performance Goals" means the measurable
                               -----------------
                    performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to a Stock Incentive granted to a Participant under the Plan. Performance Goals may be described in terms of Company-wide objectives or in terms of objectives that are related to performance of the division, Affiliate, department or function within the Company or an Affiliate in which the Participant receiving the Stock Incentive is employed or on which the Participant's efforts have the most influence. The achievement of the Performance Goals established by the Committee for any Performance Period will be determined without regard to the effect on such Performance Goals of any acquisition or disposition by the Company of a trade or business, or of substantially all of the assets of a trade or business, during the Performance Period and without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity. The Performance Goals established by the Committee for any Performance Period under the Plan will consist of one or more of the following:

             (i)    earnings per share and/or growth in earnings per share in
                      relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

             (ii)   operating cash flow and/or growth in operating cash flow in relation to target objectives;

             (iii)  cash available in relation to target objectives;

             (iv)   net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

             (v)    revenue and/or growth in revenue in relation to target
                      objectives;

             (vi)   total shareholder return (measured as the total of the
                      appreciation of and dividends declared on the Common Stock) in relation to target objectives;

             (vii)  return on invested capital in relation to target objectives;

             (viii) return on shareholder equity in relation to target
                      objectives;

             (ix)   return on assets in relation to target objectives; and

             (x)    return on common book equity in relation to target
                      objectives

     If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable, except where such action would result in the loss of the otherwise available exemption of the Stock Incentive under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Performance Goals or minimum acceptable level of achievement.

                         (q)  "Performance Period" means, with respect to a
                               ------------------
                    Stock Incentive, a period of time within which the Performance Goals relating to such Stock Incentive are to be measured. The Performance Period will be established by the Committee at the time the Stock Incentive is granted.

                         (r)  "Performance Unit Award" refers to a performance
                               ----------------------
                    unit award as described in Section 3.6.

                         (s)  "Phantom Shares" refers to the rights described
                               --------------
                    in Section 3.7.

                         (t)  "Plan" means the Strategic Solutions Group, Inc.
                               ----
                    2001 Stock Incentive Plan.

                         (u)  "Stock" means Company's common stock.
                               -----

                         (v)  "Stock Appreciation Right" means a stock
                               ------------------------
                    appreciation right described in Section 3.3.

                         (w)  "Stock Award" means a stock award described in
                               -----------
                    Section 3.4.

                         (x)  "Stock Incentive Agreement" means an agreement
                               -------------------------
                    between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

                         (y)  "Stock Incentive Program" means a written program
                               -----------------------
                    established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

                         (z)  "Stock Incentives" means, collectively, Dividend
                               ----------------
                    Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Shares, Stock Appreciation Rights and Stock Awards and Performance Unit Awards.

                         (aa) "Subsidiary" means any corporation (other than
                               ----------
                    the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

                         (bb) "Termination of Employment" means the termination
                               -------------------------
                    of the employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.


                      SECTION 2 THE STOCK INCENTIVE PLAN

     2.1  Purpose of the Plan. The Plan is intended to (a) provide incentive to
          -------------------
officers, employees, directors and consultants of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, key employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of

Stock; and (c) provide a means of obtaining, rewarding and retaining officers, key personnel, directors, and consultants.

     2.2  Stock Subject to the Plan.  Subject to adjustment in accordance with
          -------------------------
Section 5.2, 761,081 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3  Administration of the Plan.  The Plan is administered by the
          --------------------------
Committee. The Committee has full authority in its discretion to determine the officers, key employees, directors and consultants of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

     2.4  Eligibility and Limits.  Stock Incentives may be granted only to
          ----------------------
officers, and employees, directors, and consultants of the Company, or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

     2.5  Non-Employee Director Stock Option Grants.  Each director of the
          -----------------------------------------
Company who is not an employee of the Company, or a Parent, or Subsidiary shall receive a grant of a Non-Qualified Stock Option upon his initial election or appointment as a director. The Option will be for a number of shares of Stock equal to the lesser of (a) 100,000 or (b) $20,000 divided by the Fair Market Value (in this case, the closing price on the last trading day preceding the grant date) per share of Stock. The exercise price per share of Stock will be equal to the Fair Market Value as determined in the preceding sentence. This Section shall not be construed to preclude the grant of additional Stock Incentives to directors described in this Section.


                     SECTION 3 TERMS OF STOCK INCENTIVES

     3.1  Terms and Conditions of All Stock Incentives.
          --------------------------------------------

          (a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in the following sentence. On such date as required by Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options or Stock

     Appreciation Rights may be granted during any calendar year to any employee may not exceed 761,081. If, after grant, an Option is cancelled, the cancelled Option shall continue to be counted against the maximum number of shares for which options may be granted to an employee as described in this
     Section 3.1. If, after grant, the exercise price of an Option is reduced or the base amount on which a Stock Appreciation Right is calculated is reduced, the transaction shall be treated as the cancellation of the Option or the Stock Appreciation Right, as applicable, and the grant of a new Option or Stock Appreciation Right, as applicable. If an Option or Stock Appreciation Right is deemed to be cancelled as described in the preceding sentence, the Option or Stock Appreciation Right that is deemed to be canceled and the Option or Stock Appreciation Right that is deemed to be granted shall both be counted against the maximum number of shares for which Options or Stock Appreciation Rights may be granted to an employee as described in this Section 3.1.

          (b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

          (c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

          (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (e) Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will; provided, however, that the Committee may waive any of the provisions of this Section or provide otherwise as to any Stock Incentives other than Incentive Stock Options.

     3.2  Terms and Conditions of Options. Each Option granted under the Plan
          -------------------------------
is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Non-Qualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

          (a)  Option Price.  Subject to adjustment in accordance with Section
               ------------
     5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted with respect to an Incentive Stock Option. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b)  Option Term.  Any Incentive Stock Option granted to a Participant
               -----------
     who is not an Over 10% Owner is not exercisable after the expiration of ten
     (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Non-Qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

          (c)  Payment.  Payment for all shares of Stock purchased pursuant to
               -------
     exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

               (i) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

               (ii)   in a cashless exercise through a broker; or

               (iii) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

     In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

          (d)  Conditions to the Exercise of an Option.  Each Option granted
               ---------------------------------------
     under the Plan is exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control as defined in the Stock Incentive Agreement and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e)  Termination of Incentive Stock Option.  With respect to an
               -------------------------------------
     Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Non-Qualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f)  Special Provisions for Certain Substitute Options.
               -------------------------------------------------
     Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code
     Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3  Terms and Conditions of Stock Appreciation Rights.  Each Stock
          -------------------------------------------------
Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

          (a)  Settlement.  Upon settlement of a Stock Appreciation Right, the
               ----------
     Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions to Exercise.  Each Stock Appreciation Right granted
               ----------------------
     under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4  Terms and Conditions of Stock Awards.  The number of shares of Stock
          ------------------------------------
subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair

Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

     3.5  Terms and Conditions of Dividend Equivalent Rights.  A Dividend
          --------------------------------------------------
Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a)  Payment. Payment in respect of a Dividend Equivalent Right may be
               -------
     made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions to Payment.  Each Dividend Equivalent Right granted
               ---------------------
     under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6  Terms and Conditions of Performance Unit Awards.  A Performance Unit
          -----------------------------------------------
Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, and the Performance Goals applicable to the determination of the ultimate payment value of the Performance Unit Award. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a)  Payment.  Payment in respect of Performance Unit Awards may be
               -------
     made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions to Payment.  Each Performance Unit Award granted under
               ---------------------
     the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.7  Terms and Conditions of Phantom Shares.  Phantom Shares shall entitle
          --------------------------------------
the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors which will govern the portion of the phantom shares so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as performance share awards.

          (a)  Payment.  Payment in respect of Phantom Shares may be made by the
               -------
     Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b)  Conditions to Payment.  Each Phantom Share granted under the Plan
               ---------------------
     is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.8  Treatment of Awards Upon Termination of Employment.  Except as
          --------------------------------------------------
otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.


                        SECTION 4 RESTRICTIONS ON STOCK

     4.1  Escrow of Shares.  Any certificates representing the shares of Stock
          ----------------
issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, to be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2  Restrictions on Transfer.  The Participant does not have the right to
          ------------------------
make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.

                         SECTION 5 GENERAL PROVISIONS

     5.1  Withholding.  The Company must deduct from all cash distributions
          -----------
under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding obligation in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2  Changes in Capitalization; Merger; Liquidation.
          ----------------------------------------------

          (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in capital structure of the Company, tender offer for shares of Stock, or a change in control of the Company (as defined by the Committee in the applicable Stock Incentive Agreement) the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the award. Any adjustment pursuant to this
     Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3  Cash Awards.  The Committee may, at any time and in its discretion,
          -----------
grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4  Compliance with Code.  All Incentive Stock Options to be granted
          --------------------
hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

     5.5  Right to Terminate Employment.  Nothing in the Plan or in any Stock
          -----------------------------
Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment or services at any time.

     5.6  Non-Alienation of Benefits.  Other than as provided herein, no
          --------------------------
benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7  Restrictions on Delivery and Sale of Shares; Legends.   Each Stock
          ----------------------------------------------------
Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.8  Listing and Legal Compliance.  The Committee may suspend the exercise
          ----------------------------
or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     5.9  Termination and Amendment of the Plan.   The Board of Directors at any
          -------------------------------------
time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

     5.10 Stockholder Approval.  The Plan must be submitted to the stockholders
          --------------------
of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

     5.11 Choice of Law.  The laws of the State of Delaware shall govern the
          -------------
Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     5.12 Effective Date of Plan.  This Plan was approved by the Board of
          ----------------------
Directors as of June 7, 2001.


                                   STRATEGIC SOLUTIONS GROUP, INC.


                                   By:__________________________________

                                   Title:_______________________________

--------------------------------------------------------------------------------
                        STRATEGIC SOLUTIONS GROUP, INC.
                         1598 WHITEHALL ROAD, SUITE E
                           ANNAPOLIS, MARYLAND 21401

                           _________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           _________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Strategic Solutions Group, Inc. will be held at the office of the Company, 1598 Whitehall Road, Suite E, Annapolis, Maryland, on Tuesday, August 21, 2001 at 10:00 A.M. for the following purposes:

                 (Continued and to be signed on Reverse Side)

--------------------------------------------------------------------------------

                        Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                        STRATEGIC SOLUTIONS GROUP, INC.

                                August 21, 2001









              . Please Detach and Mail in the Envelope Provided .
--------------------------------------------------------------------------------

      Please mark your
A [X] votes as in this
      example.

       FOR both nominees            WITHHOLD
    listed at right (except        AUTHORITY
       as marked to the         to vote for both
        contrary below)      nominees listed at right

                                                                                                               FOR  AGAINST  ABSTAIN
1. To elect two  [_]                   [_]             Nominees: John J. Cadigan   2. To approve the Strategic  [_]    [_]     [_]
   (2) Class III                                                 Kevin E. Idso        Solutions Group, Inc.
   Directors.                                                                         2001 Stock Incentive Plan.

INSTRUCTION: To withhold authority to vote for an                                 3. To approve the appointment [_]    [_]     [_]
individual nominee, write that nominee's name on the                                  of Grant Thornton L.L.P. as
line below.                                                                           auditors for fiscal year
                                                                                      2001.
____________________________________________________
                                                                                   4. To transact such other business as may
                                                                                      property come before the meeting.

                                                                                      Only holders of Common Stock of record at the
                                                                                   close of business on July 2, 2001 are entitled
                                                                                   to notice of and to vote at said meeting and any
                                                                                   adjournments thereof.

                                                                                   If you do not expect to be present at the
                                                                                   meeting, please complete, sign and date the
                                                                                   accompanying proxy and return it promptly
                                                                                   in the enclosed envelope.






Signature(s) of Shareholder(s)_____________________________ Dated: _____, 2001

NOTE: (Please sign exactly as your name appears hereon. Persons signing as executors, administrators, trustees, guardians, etc. will please so indicate when signing.)

--------------------------------------------------------------------------------